UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2020 (April 13, 2020)

TERRA TECH CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2040 Main Street, Suite 225 Irvine, California 92614
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 447-6967

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.01 Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On April 15, 2020, MediFarm LLC, a wholly-owned subsidiary of Terra Tech Corp. (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Natural Medicine LLC (the “Purchaser”) pursuant to which the Company agreed to sell and the Purchaser agreed to purchase substantially all of the assets of the Company related to the Company’s dispensary located at 3650 S. Decatur Blvd., Las Vegas, NV 89103 for $5,250,000, of which $2,500,000 is cash and $2,750,000 is payable by the Purchaser pursuant to a 12-month Secured Promissory Note bearing 8% interest per annum, which is secured by all of the assets sold pursuant to the Purchase Agreement. There is no material relationship between the Company or its affiliates and the Purchaser other than in respect of the transactions contemplated by the Purchase Agreement. The transaction is subject to approval by the Nevada Department of Taxation, and other customary closing conditions, and is expected to close promptly following receipt of such approval and satisfaction of all conditions to close. The Purchase Agreement contains customary conditions, representations, warranties, indemnities and covenants by, among, and for the benefit of the parties.

Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate

On April 13, 2020, 1815 Carnegie LLC, a wholly-owned subsidiary of the Company, entered into a Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate (the “PSA”) with Dyer 18 LLC (the “Buyer”) pursuant to which the Company agreed to sell and the Buyer agreed to purchase the real property located at 1815 E. Carnegie, Santa Ana, CA (the “Property”) for $9,200,000 in cash. There is no material relationship between the Company or its affiliates and the Buyer other than in respect of the transactions contemplated by the PSA. The closing of the sale of the Property is subject to certain conditions set forth in the PSA. The PSA contains customary conditions, representations, warranties, indemnities and covenants by, among, and for the benefit of the parties.

The foregoing description of the Purchase Agreement and the PSA are qualified in their entirety by reference to the full text of such documents, a copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and which are incorporated by reference herein in their entirety.

Item 8.01 Other Events

COVID-19

Due to the outbreak of coronavirus disease 2019 (“COVID-19”), the Company is filing this current report on Form 8-K to avail itself of an extension to file its Quarterly Report on Form 10-Q for the period ended March 31, 2020 (the “Quarterly Report”), originally due on May 11, 2020, relying on an order issued by the Securities and Exchange Commission (the “SEC”) on March 4, 2020 pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (Release No. 34-88318) (the “Order”) regarding exemptions granted to certain public companies from specified provisions of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.

In December 2019, COVID-19 was reported to have surfaced in Wuhan, China, which has and is continuing to spread throughout the world, including the United States. On January 30, 2020, the World Health Organization declared the outbreak of the COVID-19 a “Public Health Emergency of International Concern,” and on March 11, 2020, the World Health Organization characterized the outbreak as a “pandemic”. Our operations are located in many states throughout the United States, including California, one of the areas of the United States hardest-hit by the COVID-19 pandemic. The Company’s corporate headquarters are located in Orange County, California.

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As a result of COVID-19, the Company has been following the recommendations of local health authorities to minimize exposure risk for its employees for the past several weeks, including the temporary closures of its corporate offices and having employees work remotely to the extent possible, which has disrupted the Company’s business operations. In particular, these changes have affected the collaboration of our financial reporting team and the accessibility of the Company’s books and records, resulting in delays in the review, preparation and completion of its financial statements due to guidance from authorities for employees to follow work from home procedures.

As such, the Company will be relying upon the 45-day grace period provided by the Order to delay filing of its Quarterly Report. The Company will file its Quarterly Report by no later than June 25, 2020, which is 45 days after the original due date of its Quarterly Report.

The Company is supplementing its risk factors previously disclosed in the Company’s public filings with the following risk factor:

Our Results of Operations May be Negatively Impacted by the COVID-19 Outbreak

In December 2019, a novel strain of coronavirus (“COVID-19”) emerged in Wuhan, China. Since then, it has spread to several other countries and infections have been reported around the world. On March 11, 2020, the World Health Organization declared the outbreak of COVID-19 a global pandemic.

In response to the outbreak, governmental authorities in the United States and internationally have introduced various recommendations and measures to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing. The COVID-19 outbreak and the response of governmental authorities to try to limit it are having a significant impact on the private sector and individuals, including unprecedented business, employment and economic disruptions. The continued spread of COVID-19 in the United States and globally could have an adverse impact on our business, operations and financial results, including through disruptions in our cultivation and processing activities, supply chains and sales channels, and retail sales, as well as a deterioration of general economic conditions including a possible national or global recession. Due to the speed with which the COVID-19 situation is developing and the uncertainty of its magnitude, outcome and duration, it is not possible to estimate its impact on our business, operations or financial results; however, the impact could be material.

Name and ticker symbol change

On February 18, 2020, the Company announced plans to change its name to “Onyx Group Holdings” and to continue trading on the OTC Markets Group, Inc.’s OTCQX tier under a new ticker symbol. However, due to the COVID-19 outbreak, the Company has decided to delay the name and ticker symbol changes until market conditions improve.

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Forward looking statements

Statements in this Current Report on Form 8-K may be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “estimate”, “expect”, “intend” and similar expressions, as they relate to Terra Tech Corp. (the “Company”) or its management, identify forward-looking statements. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including those described above and those risks discussed from time to time in the Company’s filings with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after such date.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Asset Purchase Agreement, dated as of April 15, 2020

10.2	Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate, dated as of April 13, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA TECH CORP.

Date: April 17, 2020	By:	/s/ Matthew Morgan
Matthew Morgan
Chief Executive Officer

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